                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   March, 20 1998
                                                -----------------



                           THE WASHINGTON POST COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




               Delaware               1-6714                 53-0182885
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)           File Number)          Identification No.)



   1150 15th Street, N.W.       Washington, D.C.           20071
--------------------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)



                             (202) 334-6000
--------------------------------------------------------------------------------
        (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

On March 20, 1998, Cowles Media Company ("Cowles") and McClatchy Newspapers, Inc. ("McClatchy") completed a series of transactions resulting in the merger of Cowles into a subsidiary of a newly created McClatchy holding company ("New McClatchy"). In the merger, each share of Cowles common stock was converted (based upon elections of Cowles stockholders) into shares of New McClatchy stock or a combination of cash and New McClatchy stock.

As of the date of the Cowles and McClatchy merger transaction, a wholly-owned subsidiary of the Registrant owned 3,893,796 shares (equal to about 28%) of the outstanding common stock of Cowles, most of which was acquired in 1985. As a result of this transaction, the Registrant's subsidiary received $330,472,811 in cash from New McClatchy and 730,525 shares of New McClatchy Class A common stock. The market value of the New McClatchy stock received approximated $21,550,000, based upon publicly quoted market prices.

The Registrant expects to record in its first fiscal 1998 quarter an after-tax gain resulting from the transaction described above of approximately $155.0 million, or approximately $15.30 per share on a diluted basis.

Item 7.  Financial Statements and Exhibits

Listed below is the pro forma financial information filed as part of this report.

                                                                                         Page
                                                                                         ----
1)   Introduction..........................................................................1
2)   Unaudited Pro Forma Condensed Consolidated Balance Sheet
     of The Washington Post Company as of December 28, 1997................................2
3)   Unaudited Pro Forma Condensed Consolidated Statement of
     Income of The Washington Post Company for the fiscal year ended December 28, 1997.....3
4)   Notes to unaudited pro forma financial information
     of The Washington Post Company........................................................4

                          THE WASHINGTON POST COMPANY
           Introduction to Unaudited Pro Forma Financial Information


The following Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 28, 1997 presents, on a pro forma basis, the Registrant's consolidated financial position assuming the sale of its consolidated holdings of Cowles common stock had been consummated on December 28, 1997. The following Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 28, 1997 presents, on a pro forma basis, the Registrant's consolidated results of operations assuming the sale of the Cowles stock had been consummated on December 30, 1996 (the first day of fiscal 1997).

The unaudited pro forma financial information gives effect to certain pro forma adjustments which are described in the notes to these statements. The nonrecurring gain that will result from the sale is not included in the Unaudited Pro Forma Statement of Income, but will be reflected in the Registrant's results of operations during its fiscal quarter ended March 29, 1998.

The unaudited pro forma financial information is presented for informational purposes only and is not intended to reflect the results of operations or financial position which would have actually resulted had the sale been effective on the dates indicated or the results of operations or financial position which may be obtained in the future.

                                 THE WASHINGTON POST COMPANY
                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                        BALANCE SHEET
                                   AS OF DECEMBER 28, 1997
                                        (IN THOUSANDS)

                                                                                  Unaudited
                                                                                  Pro Forma
                                            The Washington      Pro Forma       The Washington
                                             Post Company      Adjustments       Post Company
                                             ------------      -----------       ------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                $    21,117        $   34,079 [a]     $    55,196
  Accounts receivable, net                     244,203                               244,203
  Inventories                                   19,213                                19,213
  Other current assets                          23,959                                23,959
                                             ---------         ---------           ---------
                                               308,492            34,079             342,571

INVESTMENT IN AFFILIATES                       154,791           (91,903)[c]          62,888
PROPERTY, PLANT AND EQUIPMENT, NET             653,750                               653,750
GOODWILL AND OTHER
  INTANGIBLES, NET                             679,714                               679,714
DEFERRED CHARGES AND
  OTHER ASSETS                                 280,570            21,551 [b]         302,121
                                             ---------         ---------           ---------
                                           $ 2,077,317        $  (36,273)        $ 2,041,044
                                             =========         =========           =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and
   accrued liabilities                     $   213,824                           $   213,824
  Federal and state income tax                  18,352        $  101,967 [d]         120,319
  Deferred subscription revenue                 80,186                                80,186
  Short-term borrowings                        296,394          (296,394)[a]              --
                                             ---------         ---------           ---------
                                               608,756          (194,427)            414,329

OTHER LIABILITIES                              241,234                               241,234
DEFERRED INCOME TAXES                           31,306                                31,306
                                             ---------         ---------           ---------
                                               881,296          (194,427)            686,869
                                            ----------         ---------           ---------

REDEEMABLE PREFERRED STOCK                      11,947                                11,947

PREFERRED STOCK                                  --                                       --

COMMON SHAREHOLDERS' EQUITY
  Common stock                                  20,000                                20,000
  Capital in excess of par value                33,415                                33,415
  Retained earnings                          2,231,341           158,154 [e]       2,389,495
  Cumulative foreign currency
    translation adjustment                        (464)                                 (464)
  Unrealized gain on available-
    for-sale securities                             31                                    31
  Treasury stock                            (1,100,249)                           (1,100,249)
                                            ----------         ---------          ----------
                                             1,184,074           158,154           1,342,228
                                            ----------         ---------          ----------

                                           $ 2,077,317        $  (36,273)        $ 2,041,044
                                            ==========         =========          ==========

                                 THE WASHINGTON POST COMPANY
                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 STATEMENT OF INCOME FOR THE
                             FISCAL YEAR ENDED DECEMBER 28, 1997
                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  Unaudited
                                                                                  Pro Forma
                                       The Washington         Pro Forma         The Washington
                                        Post Company         Adjustments         Post Company
                                        ------------         -----------         ------------
OPERATING REVENUES
  Advertising                            $1,236,877                               $1,236,877
  Circulation and subscriber                519,620                                  519,620
  Other                                     199,756                                  199,756
                                          ---------                               ----------
                                          1,956,253                                1,956,253
                                          ---------                               ----------


OPERATING COSTS AND EXPENSES
  Operating                               1,019,869                                1,019,869
  Selling, general and
    administrative                          449,996                                  449,996
  Depreciation and amortization
    of property, plant and
    equipment                                71,478                                   71,478
  Amortization of goodwill and
    other intangibles                        33,559                                   33,559
                                          ---------                                ---------
                                          1,574,902                                1,574,902
                                          ---------                                ---------

INCOME FROM OPERATIONS                      381,351                                  381,351

  Equity in earnings of
    affiliates                                9,955              $(8,426)[f]           1,529
  Interest income                             3,471                                    3,471
  Interest expense                           (1,252)                 102 [g]          (1,150)
  Other income                               69,549                                   69,549
                                          ---------            ---------           ---------

INCOME BEFORE INCOME TAXES                  463,074               (8,324)            454,750

PROVISION FOR INCOME TAXES                  181,500               (3,280)[h]         178,220
                                          ---------            ---------          ----------

NET INCOME                                  281,574               (5,044)            276,530

REDEEMABLE PREFERRED STOCK
  DIVIDENDS                                    (956)                                    (956)
                                          ---------            ---------           ---------

NET INCOME AVAILABLE FOR
  COMMON SHARES                           $ 280,618            $  (5,044)         $  275,574
                                          =========            =========          ==========

BASIC EARNINGS PER COMMON
  SHARE                                   $   26.23            $    (.47)         $    25.76
                                          =========            =========          ==========

DILUTED EARNINGS PER COMMON
  SHARE                                   $   26.15            $    (.47)         $    25.68
                                          =========            =========          ==========

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                                                                               4


                          THE WASHINGTON POST COMPANY
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


Note 1 - Basis of Presentation

The Unaudited Pro Forma Condensed Consolidated Balance Sheet presents the financial position of the Registrant as of December 28, 1997, assuming the sale of the Registrant's consolidated holdings of Cowles common stock had been consummated on December 28, 1997. Such pro forma information is based on the historical balance sheet of the Registrant.

The Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 28, 1997 has been prepared assuming the sale of the Cowles Stock occurred on December 30, 1996 (the first day of fiscal 1997). Such pro forma information is based on the historical statement of income of the Registrant. The nonrecurring gain that will result from the above sale has not been included in the Unaudited Pro Forma Condensed Consolidated Statement of Income, but will be reflected in the Registrant's results of operations in its fiscal quarter ended March 29, 1998.

Pursuant to the Securities and Exchange Commission's rules surrounding the preparation of pro forma financial statements, the Unaudited Pro Forma Statement of Income does not include any adjustment for investment income that may have been earned from the investment of the cash proceeds received.

The Registrant believes the assumptions used in preparing the unaudited pro forma financial information provide a reasonable basis for presenting all of the significant effects of the above sale and the application of the net proceeds thereof and that the pro forma adjustments give effect to those assumptions in the unaudited pro forma financial information.


Note 2 - Pro Forma Adjustments

Pro forma adjustments to the Condensed Consolidated Balance Sheet are as follows:

a) Adjustment to reflect the receipt of the $330,472,811 in cash proceeds and the partial use of such proceeds to repay the short-term borrowings then outstanding.

b) Adjustment to reflect the receipt of the 730,525 shares of New McClatchy Class A common stock.

c) Adjustment to reflect the disposition of the carrying value of the Cowles investment.

d) Adjustment to accrue estimated Federal and state income taxes payable arising from the sale of the Cowles investment.

e) Adjustment to increase retained earnings by the estimated gain on the sale of the Cowles investment.

Pro forma adjustments to the Condensed Consolidated Statement of Income are as follows:

f) Adjustment to eliminate the equity in earnings of Cowles that was recorded during fiscal 1997.
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                                                                               6


g) Adjustment to reflect the estimated decrease in interest expense incurred on borrowings that would have been avoided as a result of the proceeds received from the sale.

h) Adjustment to reflect the estimated decrease in tax expense resulting from the pro forma adjustments described in notes [f] and [g].

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               The Washington Post Company
                                                       (Registrant)

Date  April 2, 1998                            /s/ JOHN B. MORSE, JR.
      -------------                            ------------------------
                                               John B. Morse, Jr., Vice
                                                  President - Finance
                                              (Principal Financial Officer)